Exhibit 10.22

EXECUTION COPY

ASSIGNMENT AND ASSUMPTION AGREEMENT

This ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Agreement”), dated as of January 15, 2015, and effective as of the Effective Date (defined below), is hereby entered into by and among SSE Holdings, LLC, a Delaware limited liability company (“Assignor”), and Shake Shack Inc. (“Assignee”).

R E C I T A L S:

WHEREAS, Assignor currently sponsors the SSE Holdings, LLC Unit Appreciation Rights Plan, as amended (the “Plan”);

WHEREAS, Assignor desires to assign all of its rights, privileges, title, interests, liabilities and obligations under the Plan and all awards thereunder to Assignee; and

WHEREAS, Assignee wishes to accept the assignment of such rights, privileges, title and interests and to assume such liabilities and obligations.

NOW, THEREFORE, in consideration of the above premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.                                      Assignment.  Effective as of the date Assignee’s registration statement on Form S-1 is declared effective (the “Effective Date”), Assignor hereby assigns, conveys and transfers to Assignee all of its present and future rights, title and interests in, to and under the Plan and all awards thereunder.  If Assignee’s registration statement on Form S-1 is not declared effective, this Agreement shall be void ab initio.

2.                                      Assumption.  Effective as of the Effective Date, (a) Assignee hereby accepts the assignment set forth in Section 1 hereto and assumes any and all liabilities and obligations of Assignor arising under the Plan and all awards thereunder and (b) the Plan shall be maintained by Assignee for the benefit of Employees (as defined in the Plan) and Employees shall remain the sole persons eligible to participate in the Plan.

3.                                      Further Actions.  Each party hereto covenants and agrees to make, execute, acknowledge and deliver such further documents and instruments and to use its reasonable efforts to take such other action as may be reasonably requested by any party hereto to more effectively consummate or perfect the assignments and assumptions contemplated by this Agreement.

4.                                      Miscellaneous.

(a)                                 This Assignment shall be governed by and construed in accordance with the law of the State of New York, without regard to the conflicts of law rules of such state or any other jurisdiction.

(b)                                 If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other governmental authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party.  Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

(c)                                  This Assignment shall inure to the benefit of Assignee and its successors and assigns, and shall be binding upon Assignor and its successors and assigns.

(d)                                 This Assignment is not intended to, nor shall it, create any rights in or confer any benefits upon any person other than the parties to this Assignment.

(e)                                  This Assignment may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.  Any counterpart may be signed and transmitted by facsimile or Portable Document Format (PDF) with the same force and effect as if such counterpart was an ink-signed original.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Assumption Agreement to be duly executed as of the day and year first above written.

ASSIGNOR

SSE HOLDINGS, LLC

By:	/s/ Randy Garutti
Name: Randy Garutti
Title: Chief Executive Officer

ASSIGNEE

SHAKE SHACK INC.

By:	/s/ Randy Garutti
Name: Randy Garutti
Title: Chief Executive Officer

[Signature page to Assignment and Assumption Agreement re: UAR Plan]